                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                       APRIL 28, 1999
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                          CORNUCOPIA RESOURCES LTD.
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          (Exact name of registrant as specified in its charter)


BRITISH COLUMBIA, CANADA                 0-16778                           NONE
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(State or other jurisdiction of       (Commission                 (IRS Employer
incorporation)                        File Number)          Identification No.)


     540 THE MARINE BUILDING, 355 BURRARD STREET, VANCOUVER, B.C. V6C 2G8
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                    (Address of Principal Executive Office)


      Registrant's telephone number, including area code: (604) 687-0619.




     Unless otherwise indicated, all references to "dollars" and "$" are to
                                  Canadian dollars.


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                                    Page 1 of 26
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                              CORNUCOPIA RESOURCES LTD.


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TABLE OF CONTENTS                                                        PAGE
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
ITEM 1:           CHANGES IN CONTROL OF REGISTRANT                          -

ITEM 2:           ACQUISITION OR DISPOSITION OF ASSETS                      -

ITEM 3:           BANKRUPTCY OR RECEIVERSHIP                                -

ITEM 4:           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT             -

ITEM 5:           OTHER EVENTS                                              2

ITEM 6:           RESIGNATION OF REGISTRANT'S DIRECTORS                     -

ITEM 7:           FINANCIAL STATEMENTS AND EXHIBITS                         -

ITEM 8:           CHANGE IN FISCAL YEAR                                     -

ITEM 9:           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.      -

SIGNATURES                                                                  3

EXHIBITS                                                               4 - 26

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CORNUCOPIA RESOURCES LTD. (THE "COMPANY")

ITEM 5:   OTHER EVENTS

On March 2, 1999, the Company announced that it had reached an agreement in principle for the acquisition of a privately-held Internet investment research provider, Stockscape Technologies Ltd. ("Stockscape") which was subject to completion of due diligence by both companies and the execution and delivery of definitive documentation.

On April 26, 1999, the Company and Stockscape signed a definitive agreement to proceed with the acquisition of Stockscape and the reorganization of the Company. The acquisition will be accomplished by the issuance of 10,000,000 post-consolidation shares of Cornucopia Resources Ltd., at a deemed price of C$0.50 per share for aggregate consideration of C$5,000,000. Further conditions precedent to the acquisition are: the consolidation of the Company's common share capital on the basis of ten (10) old shares for one (1) new share, a change of name of the Company from Cornucopia Resources Ltd. to Stockscape Technologies Ltd.; restructuring of the Board of Directors; and commitments for a 4,000,000 unit financing on a post-consolidation basis at C$0.50 per unit to raise maximum proceeds of C$2,000,000.

A copy of the definitive agreement is attached as Exhibit 10.1.


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                          CORNUCOPIA RESOURCES LTD.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      CORNUCOPIA RESOURCES LTD.


                                                           /s/ Glenn H. Friesen
Date:  April 28, 1999                             -----------------------------
                                                               Glenn H. Friesen
                                                    Vice President, Finance and
                                                        Chief Financial Officer



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